Fees and Expenses	Aug. 30, 2024
BNY Mellon Small Cap Value Fund
Prospectus [Line Items]
Expense Narrative [Text Block]

Effective September 1, 2024, the following information supplements the information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" and "Management" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive a portion of the fund's management fee in the amount of .15% of the fund's average daily net assets until February 1, 2025. On or after February 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.